UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         May 23, 2006
                                                  -----------------------------

                               AMREP CORPORATION
               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                         59-0936128
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(State or Other Jurisdiction  (Commission File                  (IRS Employer
of Incorporation)                 Number)                 Identification Number)

212 Carnegie Center, Suite 302, Princeton, New Jersey           08540
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    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                    ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 .below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.0.1  Entry into a Material Definitive Agreement.

     As reported in Item 2.03 of this Current Report, on May 23, 2006, the Registrant's subsidiaries comprising its Kable Media Services group entered into a First Amendment dated as of April 27, 2006 (the "First Amendment"), to the Amended and Restated Loan and Security Agreement dated as of April 28, 2005 (the "Existing Credit Agreement"), with LaSalle Bank National Association. A copy of the First Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit as well as the description of the First Amendment included in Item 2.03 of this Current Report are incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

     On April 28, 2005, the Registrant's subsidiaries comprising its Kable Media Services group entered into the Existing Credit Agreement. This transaction was reported by the Registrant in its Current Report on Form 8-K filed May 3, 2005, to which reference is made for a description of the terms of the Existing Credit Agreement.

     On May 23, 2006, the parties entered into the First Amendment.

     The First Amendment provides for an additional $10,000,000 revolving loan until July 31, 2009, to a subsidiary of the Registrant in its Kable Distribution Services group , the proceeds of which may be used exclusively for the payment of accounts payable under a magazine distribution agreement with one of its publisher customers. Subject to such maximum loan amount, up to 40% of the amount of the borrower's accounts receivable from the distribution of the magazines covered by the distribution agreement may be borrowed. The revolving loan is secured by the Kable Distribution Services group's assets, and bears interest and is subject to a commitment fee for unused borrowing at the rates for its other revolving loans provided in the Existing Credit Agreement.

     The First Amendment also provides for a term loan to the Registrant's Kable Fulfillment Services group of $1,470,000, secured by that group's assets, bearing interest at the rate of 6.25% per annum, and repayable in equal monthly installments of principal and interest through April 30, 2010, the proceeds of which have been applied to the financing of the purchase price of certain equipment.

     A copy of the First Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K, and such Exhibit is incorporated into this Item 2.03 by reference and any description of the First Amendment in this Item 2.03 is qualified by such reference.

Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits.

      Exhibit 10.1. First  Amendment  dated as of April 27, 2006, to Amended and
                    Restated Loan and Security Agreement dated as of April 28, 2005 among Kable News Company, Inc., Kable Distribution Services, Inc., Kable News Export, Ltd., Kable News

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                    International,  Inc., Kable Fulfillment  Services,  Inc. and
                    Kable Fulfillment Services of Ohio, Inc. and LaSalle Bank National Association.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2006

                                              AMREP Corporation


                                              By:  /s/ Peter M. Pizza
                                                 ------------------------------
                                                 Peter M. Pizza, Vice President



                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

10.1 First Amendment dated as of April 27, 2006, to Amended and Restated Loan and Security Agreement dated as of April 28, 2005 among Kable News Company, Inc., Kable Distribution Services, Inc., Kable News Export, Ltd., Kable News International, Inc., Kable Fulfillment Services, Inc. and Kable Fulfillment Services of Ohio, Inc. and LaSalle Bank National Association.








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